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                                                                    EXHIBIT 99.2

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                 AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS
               AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, BRYAN R. ROUB, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF HARRIS CORPORATION, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Harris Corporation, and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's Audit Committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Annual Report on Form 10-K for the fiscal year ended June 28, 2002, filed with the Commission of Harris Corporation;

                  - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Harris Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  -   Any amendments to any of the foregoing.

September 3, 2002                    Subscribed and sworn to
                                     before me this 3rd day of
                                     September 2002.

/s/ Bryan R. Roub                    /s/ Rebecca L. Parman
------------------------------          -------------------------------
Bryan R. Roub                        Name: Rebecca L. Parman
                                     Notary Public
                                     My Commission Expires: 12-13-04

                                     STATE OF FLORIDA
                                     COUNTY OF BREVARD

                                     Signed and sworn to before me this 3rd day of September, 2002, by Bryan R. Roub, who is personally known to me
                                                             Rebecca L. Parman
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